Goodwill And Other Intangibles	12 Months Ended
Dec. 31, 2011
Goodwill And Other Intangibles [Abstract]
Goodwill And Other Intangibles

Note 8: Goodwill and Other Intangibles

Changes in the carrying amount of goodwill, for the years ended December 31, 2011, and 2010 are as follows:

	Agricultural Equipment Segment	Construction Equipment Segment	Financial Services Segment	Total
	(in millions)
Balance at January 1, 2010	$1,660	$565	$149	$2,374
Impact of foreign exchange	6	2	3	11

Balance at December 31, 2010	1,666	567	152	2,385
Acquisition	—	35	—	35
Impact of foreign exchange	(2)	(5)	—	(7)

Balance at December 31, 2011	$1,664	$597	$152	$2,413

The increase of $35 million to Construction Equipment goodwill is due to the acquisition of L&T Case Equipment Private Limited. Refer to "Note 6: Investments in Unconsolidated Subsidiaries and Affiliates" for additional information.

Goodwill and other indefinite-lived intangible assets are tested for impairment annually or more frequently if a triggering event occurs. In 2011 and 2010, CNH performed its annual impairment review as of December 31 and concluded that there were no impairments in either year.

CNH has identified three reporting units for the purpose of goodwill impairment testing: Agricultural Equipment, Construction Equipment, and Financial Services.

Impairment testing for goodwill is done at a reporting unit level using a two-step test. Under the first step of the goodwill impairment test, CNH's estimate of the fair value of the reporting unit is compared with its carrying value (including goodwill). If the fair value of the reporting unit is less than its carrying value, an indication of goodwill impairment exists for the reporting unit and CNH must perform step two of the impairment test (measurement). Step two of the impairment test, when necessary, requires the identification and estimation of the fair value of the reporting unit's individual assets, including intangible assets with definite and indefinite lives regardless of whether such intangible assets are currently recorded as an asset of the reporting unit, and liabilities in order to calculate the implied fair value of the reporting unit's goodwill. Under step two, an impairment loss is recognized to the extent the carrying amount of the reporting unit's goodwill exceeds the implied fair value of goodwill.

The carrying values for each reporting unit include material allocations of the Company's assets and liabilities and costs and expenses that are common to all of the reporting units. CNH believes that the basis for such allocations has been consistently applied and is reasonable.

To determine fair value, CNH utilizes two valuation techniques: the income approach and the market approach.

The income approach is a valuation technique used to convert future expected cash flows to a present value. CNH uses the income approach to measure the fair value of the Equipment Operations reporting units. CNH believes the income approach provides the best measure of fair value for its Equipment Operations reporting units as this approach considers factors unique to each of the reporting units and related long range plans that may not be comparable to other companies and that are not yet publicly available. The income approach is dependent on several critical management assumptions, including estimates of future sales, gross margins, operating costs, income tax rates, terminal value growth rates, capital expenditures, changes in working capital requirements and the weighted average cost of capital (discount rate). Discount rate assumptions are based on an assessment of the risk inherent in the future cash flows of the respective reporting units. CNH uses eight years of expected cash flows as management believes that this period generally reflects the underlying market cycles for its businesses.

The market approach measures fair value based on prices generated by market transactions involving identical or comparable assets or liabilities. CNH uses the market approach to measure the fair value of the Financial Services reporting unit as it derives value based primarily on the assets under management. Under the market approach, CNH applies the guideline company method in estimating fair value. The guideline company method makes use of market price data of corporations whose stock is actively traded in a public, free and open market, either on an exchange or over-the counter basis. Although it is clear no two companies are entirely alike, the corporations selected as guideline companies must be engaged in the same, or a similar, line of business or be subject to similar financial and business risks, including the opportunity for growth. The guideline company method of the market approach provides an indication of value by relating the equity or invested capital (debt plus equity) of guideline companies to various measures of their earnings and cash flow, then applying such multiples to the business being valued.

As of December 31, 2011, the estimated fair value of each of CNH's reporting units and indefinite-lived intangible assets substantially exceeded the respective carrying values.

The sum of the fair values of CNH's reporting units was in excess of CNH's market capitalization. CNH believes that the difference between the fair value and market capitalization is reasonable (in the context of assessing whether any asset impairment exists) when market-based control premiums are taken in consideration.

As of December 31, 2011, and 2010, the Company's other intangible assets and related accumulated amortization consisted of the following:

		2011			2010
	Weighted Avg. Life	Gross	Accumulated Amortization	Net	Gross	Accumulated Amortization	Net
	(in millions)
Other intangible assets subject to amortization:
Engineering Drawings	20	$376	$245	$131	$377	$229	$148
Dealer Networks	25	230	104	126	216	95	121
Software	5	436	333	103	408	299	109
Other	10 – 30	78	39	39	66	37	29

		1,120	721	399	1,067	660	407

Other intangible assets not subject to amortization:
Trademarks		272	—	272	272	—	272

Total other intangible assets		$1,392	$721	$671	$1,339	$660	$679

CNH recorded amortization expense of $66 million, $65 million, and $63 million during 2011, 2010, and 2009, respectively.

Based on the current amount of other intangible assets subject to amortization, the estimated annual amortization expense for each of the succeeding 5 years is expected to be as follows: $62 million in 2012; $53 million in 2013; $45 million in 2014, $36 million in 2015; and $30 million in 2016.